UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2017
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 2, 2017, TerraForm Power, Inc. issued a press release announcing that TerraForm Power Operating, LLC (“TerraForm Power”), its subsidiary, has launched a solicitation of consents from holders of record as of 5:00 p.m., New York City time, on August 1, 2017 of its 5.875% Senior Notes due 2023 (the “2023 Notes”) and its 6.125% Senior Notes due 2025 (the “2025 Notes”) to obtain a waiver of the requirement to make an offer to repurchase the 2023 Notes and the 2025 Notes, as applicable, upon the occurrence of a change of control as defined in the indenture dated as of January 28, 2015 (as supplemented, the “January 2015 Indenture”) with respect to the 2023 Notes, and the indenture dated as of July 17, 2015 (as supplemented, the “July 2015 Indenture” and, together with the January 2015 Indenture, the “Indentures”) with respect to the 2025 Notes, in each case among TerraForm Power, as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee and to effectuate certain amendments to the Indentures. TerraForm Power is launching this consent solicitation in connection with TerraForm Power, Inc.’s sponsorship and merger transaction with Orion US Holdings 1 L.P. and certain other affiliates of Brookfield Asset Management Inc.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 2, 2017, titled “TerraForm Power Operating, LLC Launches Consent Solicitation Related to Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: August 2, 2017	By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 2, 2017, titled “TerraForm Power Operating, LLC Launches Consent Solicitation Related to Senior Notes”